UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2024

BigBear.ai Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40031	85-4164597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6811 Benjamin Franklin Drive, Suite 200

Columbia, MD 21046

(Address of principal executive offices, including Zip Code)

(410) 312-0885

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 6, 2024, BigBear.ai Holdings, Inc. (“BBAI”) held an investor presentation in connection with its proposed acquisition of Pangiam Intermediate Holdings, LLC (“Pangiam”) contemplated by that certain Agreement and Plan of Mergers, dated as of November 4, 2023, by and among BBAI, Pangiam and other parties thereto (the “Merger Agreement”). A script of the pre-recorded investor presentation and the related investor presentation materials referenced in the script are being furnished with this Current Report on Form 8-K as Exhibit 99.1 and 99.2, respectively, each of which is incorporated by reference herein.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

99.1	Script of investor presentation recording, dated February 6, 2024

99.2	Investor Presentation, dated February 6, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Additional Information Will be Filed with the SEC

On January 29, 2024, BBAI filed with the United States Securities and Exchange Commission (the “SEC”) the definitive proxy statement of BBAI relating to a special meeting of BBAI’s stockholders to be held for the purpose of obtaining stockholder approval of the proposed transactions (the “Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Stockholders are able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders are able to obtain free copies of the Proxy Statement and other documents filed or that will be filed with the SEC by the parties on the website maintained by the SEC at www.sec.gov or on BBAI’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the Proxy Statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the Proxy Statement. Information regarding BBAI’s directors and executive officers is contained in the Proxy Statement, BBAI’s Annual Report on Form 10-K for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. BBAI intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including without limitation statements regarding the combined company’s future strategy, prospects, market position, industry, and performance, projections regarding Pangiam’s future revenue growth, expected combined financial benefits from the merger, and expected growth in total addressable market are forward-looking statements. Without limited the foregoing, words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions in a timely manner or at all; failure to obtain applicable regulatory and stockholder approvals; failure to satisfy other closing conditions to the proposed transactions; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to timely and successfully realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BBAI’s or Pangiam’s business; reductions in customer spending, a slowdown in customer payments and changed in customer requirements; ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their customers; the risk of termination of the Merger Agreement relating to the Mergers; risks that the Mergers could disrupt BBAI’s or Pangiam’s current plans and operations or divert the attention of their respective management or employees from ongoing business operations; the risk of unexpected costs and/or unknown or inestimable liabilities relating to the Mergers; and the risk that BBAI’s or Pangiam’s respective businesses may suffer as a result of uncertainty surrounding the Mergers. These and other important factors discussed under the caption “Risk Factors” in BBAI’s definitive proxy statement on Schedule 14A filed with the SEC on January 29, 2024 and under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on September 30, 2023 that was filed with the SEC on November 9, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K.

The foregoing list of factors is not exhaustive. These statements generally reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this Current Report on Form 8-K. You should not put undue reliance on any forward-looking statements. Although BBAI believes that the expectations reflected in the forward-looking statements are reasonable, BBAI cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, BBAI undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGBEAR.AI HOLDINGS, INC.

Date: February 6, 2024	By:	/s/ Sean Ricker
	Name:	Sean Ricker
	Title:	Chief Accounting Officer